1
Bivio Asset Purchase
ISC8 Inc. Proprietary Information
©2012 ISC8, Inc. All Rights Reserved
9/5/2012
1
Exhibit 99.3
Bill Joll
Bill Joll
President & CEO
President & CEO
August 2012
August 2012
OTCBB: ISCI
OTCBB: ISCI

2 2
Summary of Deal Benefits
•
Adds to ISC8’s cyber security technology
•
Accelerates cyber security business time-to-market
•
Extends ISC8 into the mobile security market
•
Significant business synergy
•
Gains international presence
•
EBITDA positive within 12 months
•
Accretive on EV/S basis

3
Deal Terms
$10.5m Total
•
$3.5m Initial Payout
– Cash - $500k
– Equity - up to 30 million shares of ISC8 common stock
•
$7m Earn-out
– Combination of cash and equity for meeting certain revenue targets within 24 months
– Cash component is a maximum of $2.5m and is earned non-
linearly, i.e, cash payments increase as revenue approaches
the top of the target range
– Remainder of payment in ISC8 common stock
3

4
Detailed Review of Deal Benefits
• Proven technology that accelerates ISC8’s development schedule
– Scalable Big Data Security Database advances ISC8’s network security roadmap
– Provides ISC8 with traction in the mobile security market
– Backed by 9 enterprise and service provide customers in UK, Middle East, and Asia Pacific
• Financially significant - increases high margin revenue visibility
– Enhances company gross margin (adds 70% GM sales)
– Accelerates high value Cyber Security revenue – approx. $6+mm trailing 24months
– Expects to generate positive EBITDA in 2013
– Large Sales pipeline of 50+ accounts globally
• Operational leverage with a worldwide infrastructure
– Worldwide sales and support presence (UK, Asia, Italy, Middle East, US)
– Adds over 19 hard to find cyber engineers, sales and support
• Accretive on an EBITDA and EV/Sales basis
4

5 Government Agencies Service Providers Integration Partners Enterprises Worldwide Target Customer & Partner Landscape 5

6 6 Overview of Acquired Solutions

7 7
ISC8 Is Acquiring Two Product Lines
• NetFalcon
– Big Data capture and analytics solution for network traffic
– Provides real time cyber forensics
– Can be deployed in scale
– 99.9% reduction in data storage capacity vs. storing
recorded traffic
– Complete visibility into application and user level information
• NCCS (Network Content Control System)
– A solution for mobile security and traffic enforcement
•
Further expands the ISC8 security product offering and
addressable markets
– Enables carriers to deliver content control services such as
Parental Control and “Safe Internet”

6000 0000 034d 063c 2001 4860 b002 0000
0000 0000 0000 0068 2001 0470 1f03 0233
0000 0000 0000 0002 0050 2433 1a11 7590
80bd 4d54 5019 1920 0732 0000 653c 2f61
3e3c 2f66 6f6e 743e 3c70 3e3c 666f 6e74
2073 697a 653d 2d32 3e26 636f
6000 0000 034d 063c 2001 4860 b002 0000
0000 0000 0000 0068 2001 0470 1f03 0233
0000 0000 0000 0002 0050 2433 1a11 7590
80bd 4d54 5019 1920 0732 0000 653c 2f61
3e3c 2f66 6f6e 743e 3c70 3e3c 666f 6e74
2073 697a 653d 2d32 3e26 636f
6000 0000 034d 063c 2001 4860 b002 0000
0000 0000 0000 0068 2001 0470 1f03 0233
0000 0000 0000 0002 0050 2433 1a11 7590
80bd 4d54 5019 1920 0732 0000 653c 2f61
3e3c 2f66 6f6e 743e 3c70 3e3c 666f 6e74
2073 697a 653d 2d32 3e26 636f

ISC8 [secure]

8
NetFalcon Provides Real-time Analytics and
Forensics Using Mass Metadata Extraction
Protocol Twitter
Application
Twitter
UserID
UserID
UserID
Password
Password
Passwor
Followin
Members
Member
Application
Application
Posts
…
…
…
…
…
…
…
Attributes
Friends
HTTP
Facebook
Protocol
Protocol
MSN
Messenger
Alice_bad
hav0c
crime
Bob, Charlie
Chat size 2345 bytes
100s of protocols with 1000s of metadata attributes for network activity enable real-time analytics
8
Chatroom

9 9
NetFalcon Has An Extensive Range of
Cyber Security Applications
• Incident response
• Insider/outsider threat detection and analysis
• Event attribution
• Legal Intercept (LEA) /Government intelligence
NetFalcon provides security teams with unmatched
visibility into network activity over very large time and
network scales

10 10 Integration With ISC8 Technologies

• Advanced Persistent Threats (APTs, a.k.a. Targeted Cyber Attacks) are a
cyber warfare weapon designed to exfiltrate or modify valuable data within a “secure” network
• Professionally built by well-funded malicious entities to get around current information security defenses
• Targeted, highly successful, and long term
• Governments, militaries, and corporations are at risk
• Attack lifecycle to meet these goals:
The Problem: APTs
11
Intrusion
Establish
Presence &
Backdoor
Obtain User
Credentials
Persistence
Exploration Pivoting
Data
Extraction
Maintain
Persistence
– Stays operational over long periods of time
– Designed to remain undetectable

ISC8
McAfee
paloalto
DAMBALLA
SOURCEfire
FORTINET
FireEye

[secure]
ISC8

12 12
ISC8 Identifies APTs by Analyzing Months of Data
Threat Complexity
Network history required for
detection/ protection
APTs
Viruses
Months
Instant
Data Source
DDoS Botnets
APT Solutions
IPS
IDS
Firewall/ UTM

Palantir
splunk
ISC8
NETFALCON
ArcSight
SOLERA
NETWORKS
NETWITNESS

ISC8 [secure]

13 13
Scale (throughput speeds +
historical log)
Big
Small
Machine Activity Network Activity
Data Source
Big Machine
Data Tools
Weeks / Months @ 100Gbs
= Big Network Data
Packet capture limited to 10GBs
traffic over hours / days
SIEM
NetFalcon allows for Instantaneous analysis
of Big Network Data

Palantir
splunk
ISC8
NETFALCON
ArcSight
SOLERA
NETWORKS
NETWITNESS

Big Network Data
ISC8
McAfee
paloalto
DAMBALLA
SOURCEfire
FORTINET
FireEye

[secure]
ISC8

14 14
NetFalcon + ISC8 APT: a Unique Solution for APT
Detection
Threat Complexity
Network history required
for detection/ protection
APTs
Viruses
Months
Big
Small
Synthetic Data Handling
Cyber Security
Data Source
DDoS Botnets
SIEM
Machine Activity Network Activity
Big Machine
Data Tools
Weeks / Months @ 100Gbs
= Big Network Data
Packet capture limited to 10GBs
traffic over hours / days
IPS
IDS
Firewall/ UTM
APT Solutions
Scale (throughput
speeds + historical log)
Instant

15 15
Summary of Deal Benefits
•
Adds to ISC8’s cyber security technology
•
Accelerates cyber security business time-to-market
•
Extends ISC8 into the mobile security market
•
Significant business synergy
•
Gains international presence
•
EBITDA positive within 12 months
•
Accretive on EV/S basis

16 Thank You Bill Joll Bill Joll President & CEO President & CEO August 2012 August 2012 OTCBB: ISCI OTCBB: ISCI